©2016 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION 2nd QUARTER FISCAL 2017 Exhibit 99.1

©2016 Matthews International Corporation. All Rights Reserved. Business Overview 2

©2016 Matthews International Corporation. All Rights Reserved. Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow, adjusted free cash flow, free cash flow yield and adjusted free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. 3

©2016 Matthews International Corporation. All Rights Reserved. Matthews  Founded in 1850 – headquartered in Pittsburgh, PA  Three business segments:  SGK Brand Solutions  Memorialization  Industrial Technologies  Approximately 11,000 employees  Over 25 countries  NASDAQ – 32.2 million shares outstanding, as of March 31, 2017 4

©2016 Matthews International Corporation. All Rights Reserved. 51% 8% 41% Memorialization SGK Brand Solutions Industrial Technologies 5 Fiscal 2016 Sales

©2016 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS 6

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 7 Brand Development Brand Deployment Create Brand Performance Improved top- line growth Activate Improved bottom-line performance = + Premedia Tooling Merchandising Delivering Brand Performance

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 8 The full U.K. packaging portfolio for Kit Kat was redesigned by Anthem, a global creative agency that is part of the brand development business of the SGK Brand Solutions segment. The SGK Brand Solutions segment produces gravure printing and embossing tools used in the packaging, wallpaper and tobacco industries. iDL Worldwide, a brand services firm within the SGK Brand Solutions segment, brought Sunglass Hut’s “Punk- It-Up!” campaign to life with this pop-up experience in New York City.

©2016 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 9

©2016 Matthews International Corporation. All Rights Reserved. 10 Building signs are an example of the segment’s architectural product offerings. Memorialization Matthews is well known for its heritage of creating beautiful, time-tested bronze memorials. The segment designs unique glass-front niches to meet the growing demand for cremation memorialization.

©2016 Matthews International Corporation. All Rights Reserved. 11 Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support.

©2016 Matthews International Corporation. All Rights Reserved. 12 Memorialization  Casketed Deaths vs. Total Deaths Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections.

©2016 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 13

©2016 Matthews International Corporation. All Rights Reserved. 14 Industrial Technologies Non-contact ink-jet printing units apply print on products. Driven by sophisticated automation software and controls, multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pick-to-Light systems use light indicators for sorting and control of merchandise.

©2016 Matthews International Corporation. All Rights Reserved. Financial Overview 15

©2016 Matthews International Corporation. All Rights Reserved. Key Elements of Long-Term EPS Growth  Internal Growth  Expand market presence of existing products  Manufacturing/cost structure improvements  New product development  Acquisitions  Primary objective to support strategic business plans  Achieve long-term annual return (EBITDA) of 15% on invested capital  Share Repurchases  Repurchase in periods of excess cash flow  Current remaining authorization – 1.9 million shares 16

©2016 Matthews International Corporation. All Rights Reserved. Consolidated Results 17 2014 2015 2016 2016 2017 (unaudited) (unaudited) Sales 1,106,597$ 1,426,068$ 1,480,464$ 721,408$ 729,914$ Operating Profit 81,522$ 105,023$ 118,815$ 38,473$ 45,891$ Adj. Operating Profit (a) 120,120$ 141,906$ 154,872$ 61,351$ 64,172$ EBITDA (b) 120,921$ 173,043$ 185,646$ 70,703$ 78,760$ Adj. EBITDA (c) 172,071$ 215,974$ 239,586$ 103,078$ 108,965$ EPS - GAAP 1.49$ 1.91$ 2.03$ 0.57$ 0.74$ Adj. EPS (d) 2.74$ 3.03$ 3.38$ 1.35$ 1.45$ (Dollars in thousands, except per share data) Fiscal year ended September 30, YTD March 31, (a) Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. (b) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (c) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. (d) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix C.

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Sales 18 (Dollars in thousands) 2014 2015 2016 2016 2017 Sales: (unaudited) (unaudited) SGK Brand Solutions 497,328$ 798,339$ 755,975$ 362,675$ 365,921$ Memorialization 508,420 508,058 610,142 304,987 307,730 Industrial Technologies 100,849 119,671 114,347 53,746 56,263 Consolidated 1,106,597$ 1,426,068$ 1,480,464$ 721,408$ 729,914$ Fiscal year ended September 30, YTD March 31,

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Operating Profit 19 (Dollars in thousands) 2014 2015 2016 2016 2017 Operating Profit: (unaudited) (unaudited) SGK Brand Solutions 2,536$ 21,864$ 42,909$ 8,255$ 8,551$ Memorialization 67,937 70,064 68,252 27,159 37,305 Industrial Technologies 11,049 13,095 7,654 3,059 35 Consolidated 81,522$ 105,023$ 118,815$ 38,473$ 45,891$ Adjusted Operating Profit:* SGK Brand Solutions 33,932$ 61,327$ 67,901$ 23,159$ 21,661$ Memorialization 74,919 67,484 78,685 35,089 42,032 Industrial Technologies 11,269 13,095 8,286 3,103 479 Consolidated 120,120$ 141,906$ 154,872$ 61,351$ 64,172$ Fiscal year ended September 30, YTD March 31, * Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. .

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Free Cash Flow 20 (Dollars in thousands) 2014 2015 2016 Net Income 42,625$ 63,449$ 66,749$ Depreciation and Amortization 42,864 62,620 65,480 Stock-Based Compensation 6,812 9,097 10,612 Pension Cost (non-service portion) 4,020 5,677 8,413 Subtotal 96,321 140,843 151,254 Capital Expenditures (29,237) (48,251) (41,682) Free Cash Flow (2) 67,084 92,592 109,572 Adjustments to Net Income (1) 27,416 20,481 23,742 Adjusted Free Cash Flow (2) 94,500$ 113,073$ 133,314$ Cash Provided from Operating Activities 90,679$ 141,064$ 140,274$ Fiscal year ended September 30, (1) Adjusted net income reflects certain adjustments, net of tax, to facilitate comparability. See reconciliation at Appendix D. (2) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow and adjusted free cash flow.

©2016 Matthews International Corporation. All Rights Reserved. Free Cash Flow Yield 21 2014 2015 2016 Free Cash Flow (1) 67,084$ 92,592$ 109,572$ Adjusted Free Cash Flow (1) 94,500 113,073 133,314 Market Capitalization 1,443,097$ 1,609,892$ 1,952,929 Free Cash Flow Yield (1) 4.65% 5.75% 5.61% Adjusted Free Cash Flow Yield (1) 6.55% 7.02% 6.83% Fiscal year ended September 30,(Dollars in thousands) (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow, adjusted free cash flow, free cash flow yield and adjusted free cash flow yield.

©2016 Matthews International Corporation. All Rights Reserved. Earnings Per Share 22 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix C. Earnings Per Share Adjusted Earnings Per Share $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012 2013 2014 2015 2016 $1.95 $1.95 $1.49 $1.91 $2.03 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012 2013 2014 2015 2016 $2.43 $2.59 $2.74 $3.03 $3.38

©2016 Matthews International Corporation. All Rights Reserved. EBITDA (Dollars in millions) 23 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. EBITDA Adjusted EBITDA $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015 2016 $123.9 $131.1 $120.9 $173.0 $185.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015 2016 $143.4 $160.6 $172.1 $216.0 $239.6

©2016 Matthews International Corporation. All Rights Reserved. Common Stock Price 24 Note: Stock price obtained from NASDAQ for each respective month-end period. $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 9/30/2007 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 $43.80 $50.74 $35.18 $35.36 $30.73 $29.82 $38.08 $43.89 $48.97 $60.76

©2016 Matthews International Corporation. All Rights Reserved. Recent Highlights  Reported record sales of $1.48 billion in fiscal 2016  2016 GAAP EPS of $2.03; Adjusted EPS of $3.38, an increase of 11.6% and a new record for the Company  Completed 5 acquisitions during the first six months of fiscal 2017  Increased quarterly dividend 13.3% to 17.0 cents (November 2016)  22nd consecutive annual dividend increase since the Company’s IPO  Reported operating cash flow of $140.3 million in fiscal 2016  Sales of $462.3 million (31% of total) generated outside the U.S. in fiscal 2016  SGK and Aurora acquisition integrations remain on track  Analyst coverage:  CJS Securities (D. Moore)  Great Lakes Review (E. Schlang)  Macquarie Securities Group (J. Clement)  Wunderlich Securities (L. Burke) 25

©2016 Matthews International Corporation. All Rights Reserved. Institutional Shareholders 26 Shares 3/31/2017 BlackRock Institutional Trust Company, N.A. 3,574,885 The Vanguard Group, Inc. 3,081,037 Franklin Advisory Services, LLC 2,953,919 Wellington Management Company, LLP 1,376,970 Dimensional Fund Advisors, L.P. 1,256,102 Clarkston Capital Partners, LLC 1,071,916 T. Rowe Price Associates, Inc. 1,035,518 Channing Capital Management, LLC 767,663 State Street Global Advisors (US) 753,709 Emerald Advisers, Inc. 549,550 Top Ten Institutions 16,421,269 51% of outstanding shares Remaining Institutions 9,386,115 Total Institutional Ownership 25,807,384 80% of outstanding shares Note: Institutional share information obtained from NASDAQ as of March 31, 2017.

©2016 Matthews International Corporation. All Rights Reserved. Appendices 27

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Operating Profit Non-GAAP Reconciliation 28 Appendix A (Dollars in thousands) 2014 2015 2016 2016 2017 SGK Brand Solutions Operating Profit 2,536$ 21,864$ 42,909$ 8,255$ 8,551$ Acquisition-related items 28,214 33,605 24,872 14,904 13,110 Intangible asset w rite-offs - 4,842 - - - Strategic initiative and other charges (1) 3,182 1,016 120 - - Adjusted Operating Profit 33,932$ 61,327$ 67,901$ 23,159$ 21,661$ Memorialization Operating Profit 67,937$ 70,064$ 68,252$ 27,159$ 37,305$ Acquisition-related items 448 5,260 11,022 7,810 4,727 Litigation matter 3,027 (8,996) - - - Strategic initiative and other charges (1) 3,507 1,156 (589) 120 - Adjusted Operating Profit 74,919$ 67,484$ 78,685$ 35,089$ 42,032$ Industrial Technologies Operating Profit 11,049$ 13,095$ 7,654$ 3,059$ 35$ Acquisition-related items - - - 44 444 Strategic initiative and other charges (1) 220 - 632 - - Adjusted Operating Profit 11,269$ 13,095$ 8,286$ 3,103$ 479$ Consolidated Operating Profit 81,522$ 105,023$ 118,815$ 38,473$ 45,891$ Acquisition-related items 28,662 38,865 35,894 22,758 18,281 Intangible asset w rite-offs - 4,842 - - - Litigation matter 3,027 (8,996) - - - Strategic initiative and other charges (1) 6,909 2,172 163 120 - Adjusted Operating Profit 120,120$ 141,906$ 154,872$ 61,351$ 64,172$ Fiscal year ended September 30, YTD March 31, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted operating profit. (1) – See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved. EBITDA and Adjusted EBITDA Non-GAAP Reconciliation 29 Appendix B (Dollars in thousands) 2014 2015 2016 2016 2017 Net Income 42,625$ 63,449$ 66,749$ 18,971$ 24,008$ Interest expense 12,628 20,610 24,344 11,889 12,762 Income taxes 22,805 26,364 29,073 7,685 9,696 Depreciation and Amortization 42,864 62,620 65,480 32,158 32,294 EBITDA 120,921$ 173,043$ 185,646$ 70,703$ 78,760$ Acquisition-related items 28,662 38,865 34,674 22,758 16,800 Intangible asset w rite-offs 4,842 - - - Litigation matter 3,027 (8,996) - - - Strategic initiative and other charges (1) 8,629 4,968 241 198 - Pension settlement - (11,522) - - - Stock-based compensation 6,812 9,097 10,612 5,267 9,017 Pension and postretirement expense (2) 4,020 5,677 8,413 4,152 4,388 Adjusted EBITDA 172,071$ 215,974$ 239,586$ 103,078$ 108,965$ Fiscal year ended September 30, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to EBITDA and adjusted EBITDA. (1) See Disclosure (Page 3). (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. On September 30, 2016, the Company changed the method used to estimate the service and interest components of net periodic benefit costs for its pension plans. The impact of this change was not material for the quarter or year-to-date periods. YTD March 31,

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Earnings Per Share Non-GAAP Reconciliation 30 Appendix C 2014 2015 2016 2016 2017 EPS - GAAP 1.49$ 1.91$ 2.03$ 0.57$ 0.74$ Acquisition-related items 0.71 0.79 0.74 0.47 0.40 Intangible asset w rite-offs 0.10 - - - Litigation matter 0.07 (0.18) - - - Strategic initiative and other charges (1) 0.22 0.14 0.01 - - Pension settlement - (0.24) - - - Theft and related costs - - - - - Pension and postretirement expense (2) 0.09 0.12 0.17 0.09 0.09 Intangible amortization expense 0.16 0.39 0.43 0.22 0.22 Adjusted EPS 2.74$ 3.03$ 3.38$ 1.35$ 1.45$ Fiscal year ended September 30, YTD March 31, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted earnings per share. All per-share amounts are net of tax. (1) See Disclosure (Page 3). (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. On September 30, 2016, the Company changed the method used to estimate the service and interest components of net periodic benefit costs for its pension plans. The impact of this change was not material for the quarter or year-to-date periods.

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Net Income Non-GAAP Reconciliation 31 Appendix D (Dollars in thousands) Pretax After Tax Pretax After Tax Pretax After Tax Net Income 66,076$ 42,625$ 89,652$ 63,449$ 95,234$ 66,749$ Acquisition-related items 28,662 19,490 38,865 26,428 34,674 23,578 Intangible asset w rite-offs - - 4,842 3,293 - - Litigation matter 3,027 2,058 (8,996) (6,117) - - Strategic initiative and other charges (1) 8,629 5,868 4,968 3,378 241 164 Pension settlement - - (11,522) (7,835) - - Tax related - 1,334 - Adjusted Net Income 70,041$ 83,930$ 90,491$ 2016 Fiscal year ended September 30, (1) See Disclosure (Page 3). 20152014 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted net income. Adjusted net income reflects non-GAAP adjustments at an effective tax rate of approximately 32.0%.